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               SECOND AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (THIS "AMENDMENT") IS MADE AS OF THE 13TH DAY OF AUGUST, 1998 AND EFFECTIVE AS OF JUNE 30, 1998,
AMONG: CROWN CENTRAL PETROLEUM CORPORATION, A CORPORATION DULY ORGANIZED AND VALIDLY EXISTING UNDER THE LAWS OF THE STATE OF MARYLAND (THE "COMPANY"); EACH BANK SIGNATORY HERETO; BANKBOSTON, N.A., AS DOCUMENTATION AGENT, AND NATIONSBANK, N.A. (F/K/A NATIONSBANK OF TEXAS, N.A.), AS ADMINISTRATIVE AGENT AND AS LETTER OF CREDIT AGENT.

                                    RECITALS

     1. THE COMPANY AND THE BANK PARTIES ENTERED INTO THAT CERTAIN FIRST RESTATED CREDIT AGREEMENT DATED AS OF AUGUST 1, 1997, AS AMENDED BY FIRST AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT DATED AS OF MAY 14, 1998 (AS AMENDED, THE "ORIGINAL AGREEMENT"), FOR THE PURPOSE AND CONSIDERATION THEREIN EXPRESSED.

     2. THE COMPANY AND THE BANK PARTIES SIGNATORY HERETO DESIRE TO AMEND THE ORIGINAL AGREEMENT AS EXPRESSLY SET FORTH HEREIN.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED HEREIN AND IN THE ORIGINAL AGREEMENT AND IN CONSIDERATION OF THE CREDIT WHICH MAY HEREAFTER BE EXTENDED BY THE BANKS TO THE COMPANY, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS
FOLLOWS:

                    ARTICLE I. -- DEFINITIONS AND REFERENCES

     Section 1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" shall mean this Second Amendment to First Restated Credit Agreement.

          "Credit Agreement" shall mean the Original Agreement as amended hereby.

                 ARTICLE II. -- AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1.  DEFINITION OF CUMULATIVE ADJUSTED LIQUIDITY Capacity.  Clause
(a) of the definition of "Cumulative Adjusted Liquidity Capacity" set forth in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:
          (a) (i) $38,000,000 for the Determination Dates of July 31, 1998, August 31, 1998, and September 30, 1998;

          (ii) $43,000,000 for the Determination Date of October 31, 1998;

          (iii) $48,000,000 for the Determination Date of November 30, 1998;

          (iv) $53,000,000 for the Determination Date of December 31, 1998; and

          (v) $28,000,000 for each Determination Date after January 1, 1999;

          plus (minus)

     the cumulative amount (without duplication) of the following as determined for the Company on a Consolidated basis for the period (a "Determination Period" in this definition) beginning on and including July 1, 1995, and ending on and including such Determination Date:

     Section 2.2. YEAR 2000 REPRESENTATION AND WARRANTY. Section 7 of the Original Agreement is hereby amended by adding a new Section 7.18 at the end thereof, to read as follows:

          7.18 YEAR 2000 COMPLIANCE. The Company has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Company reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so would not present a material probability of a Material Adverse Change.

     Section 2.3. SHORT-TERM FIFO NET INCOME (LOSS). Section 8.23 of the Original Agreement is hereby amended in its entirety to read as follows:

          8.23 SHORT-TERM FIFO NET INCOME (LOSS). The Company shall cause FIFO Net Income (Loss) to be greater than ($15,200,000) for each short-term measurement period commencing on or after July 1, 1997 (i.e., either to be positive or, if a loss, not to be a loss of more than $15,200,000), except for (i) the short-term measurement period commencing on July 1, 1997, for which the Company shall cause FIFO Net Income (Loss) to be greater than ($22,500,000) for such period and (ii) the short-term measurement periods commencing on August 1, 1997, September 1, 1997, October 1, 1997, November 1, 1997 and December 1, 1997, for which the Company shall cause FIFO Net Income (Loss) to be greater than ($45,000,000) for such periods. As used in this Section 8.23, "short-term measurement period" means any period of twelve consecutive calendar months.

     Section 2.4. MID-TERM FIFO NET INCOME (LOSS). Section 8.24 of the Original Agreement is hereby amended in its entirety to read as follows:

          8.24 MID-TERM FIFO NET INCOME (LOSS). The Company shall cause FIFO Net Income (Loss) to be greater than ($25,200,000) for each mid-term measurement period commencing on or after July 1, 1996 (i.e., either to be positive or, if a loss, not to be a loss of more than $25,200,000), except for the mid-term measurement periods commencing on August 1, 1996, September 1, 1996, October 1, 1996, November 1, 1996 and December 1, 1996, for which the Company shall cause FIFO Net Income (Loss) to be greater than ($35,000,000) for such periods. As used in this Section 8.24, "mid-term measurement period" means any period of twenty-four consecutive calendar months.

     Section 2.5. LIMITATION ON CAPITAL EXPENDITURES. Section 8 of the Original Agreement is hereby amended by adding a new Section 8.27 at the end thereof, to read as follows:

          8.27 LIMITATION ON CAPITAL EXPENDITURES. The Company shall not incur Consolidated Capital Expenditures (less the net book value of fixed assets, plant or equipment sold in the ordinary course of business) greater than $48,000,000 in calendar year 1998.

     Section 2.6. PRODUCT HEDGING OBLIGATIONS. Section 8 of the Original Agreement is hereby amended by adding a new Section 8.28 at the end thereof, to read as follows:

          8.28 PRODUCT HEDGING OBLIGATIONS. The Company shall not incur any Product Hedging Obligation for any purpose other than to hedge changes in underlying recognized assets or liabilities or firm commitments, as such terms are defined by GAAP.

     Section 2.7. YEAR 2000 COMPLIANCE. Section 8 of the Original Agreement is hereby amended by adding a new Section 8.29 at the end thereof, to read as follows:

          8.29 YEAR 2000 COMPLIANCE. The Company will promptly notify Administrative Agent in the event the Company discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure would not present a material probability of causing a Material Adverse Change.

     Section 2.8. EVENTS OF DEFAULT. (a) The reference to "Sections 8.8 through and including 8.26 hereof" contained in clause (d) of Section 9.1 of the Original Agreement is hereby amended to refer instead to "Sections 8.8 through and including 8.29 hereof".

     (b) Section 9.1 of the Original Agreement is hereby amended by adding new clauses (m) and (n) at the end thereof, to read as follows:

          (m) In the event the Company is, with respect to Product Hedging Obligations, in a "speculative position" as defined by and determined pursuant to GAAP, and the Company shall continue to be in such "speculative position" for a period in excess of five consecutive Business Days; or

          (n) The Company shall fail to substantially restructure the Obligations on or prior to November 30, 1998, on terms and conditions satisfactory to each and every Bank, in its own sole and absolute discretion;

     (c)  The references to "clause (g) or (h)" in the last sentence of Section
9.1 of the Credit Agreement are hereby amended to refer instead to "clause (g),
(h) or (n)".

     ARTICLE III. -- CONDITIONS OF EFFECTIVENESS

     Section 3.1. EFFECTIVE DATE. This Amendment shall become effective when, and only when, (i) Administrative Agent shall have received, at Administrative Agent's office, a counterpart of this Amendment executed and delivered by the Company, the Administrative Agent, the Letter of Credit Agent and the Majority Banks and (ii) Administrative Agent shall have additionally received such supporting documents as Administrative Agent may reasonably request.

     Section 3.2. AMENDMENT FEE. In consideration hereof, and provided Majority Banks shall have executed and delivered this Amendment on or before 5:00 p.m. EDT, Friday, August 13, 1998 (each such Bank executing and delivering this Amendment on or before such date and time, an "Amending Bank"), the Company hereby agrees to pay to the Administrative Agent, for the account of each Bank signatory hereto on or before such date and time:

     (a) an amendment fee, due and payable on the date hereof, equal to fifteen Basis Points times such Bank's Commitment; and

     (b) in the event the Credit Agreement and the Obligations thereunder are not substantially restructured on or prior to October 31, 1998, an additional amendment fee, due and payable on November 1, 1998, equal to ten Basis Points times such Bank's Commitment.

                  ARTICLE IV. -- REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce each Bank to enter into this Amendment, the Company represents and warrants to each Bank that:
          (a) The representations and warranties contained in Section 7 of the Original Agreement are true and correct and no Default or Event of Default exists at and as of the time of the effectiveness hereof, in each case after giving effect to the amendments herein made.

          (b) The Company is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. The Company has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Company hereunder.

          (c) The execution and delivery by the Company of this Amendment, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles or certificate of incorporation and bylaws of the Company, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company of this Amendment or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

                           ARTICLE V. -- MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended, together with all of the other Loan Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of the Company herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company hereunder or under the Credit Agreement to any Bank shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     Section 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                         CROWN CENTRAL PETROLEUM CORPORATION

                         By:  /s/ - - John E. Wheeler, Jr.
                              John E. Wheeler, Jr.                    Executive
Vice President and
                              Chief Financial Officer


                         NATIONSBANK, N.A.
                         (f/k/a NationsBank of Texas, N.A.),
                         as Administrative Agent, Letter of      Credit Agent
and a Bank

                         By:  /s/ - - Patrick M. Delaney
                              Patrick M. Delaney
                              Senior Vice President

                         BANKBOSTON, N.A.,
                          as Documentation Agent and a Bank

                         By:
                              Name:
                              Title:

                         FIRST NATIONAL BANK OF MARYLAND, as     a Bank

                         By:  /s/--Susan Elliott Benninghoff
                              Name:Susan Elliott Benninghoff
                              Title:Vice President

                         FIRST UNION NATIONAL BANK, as a Bank

                         By:  /s/ -- Kevin Mahon
                              Name: Kevin Mahon
                              Title: Vice President

                         DEN NORSKE BANK ASA, as a Bank

                         By:  /s/ -- Byron L. Cooley
                              Name: Byron L. Cooley
                              Title: Senior Vice President

                         By:  /s/ -- Charles E. Hall
                              Name: Charles E. Hall
                              Title: Senior Vice President

                         HIBERNIA NATIONAL BANK, as a Bank

                         By:  /s/ -- S. John Castellano
                              Name: S. John Castellano
                              Title: Vice President

                         CRESTAR BANK, as a Bank

                         By:  /s/--Paul R. Beliveau
                              Name: Paul R. Beliveau
                              Title: Vice President

                         PNC BANK, N.A., as a Bank

                         By:  /s/--John R. Way
                              Name: John R. Way
                              Title:Assistant Vice President